ANNUITY
                           APPLICATION

               AMERICAN FIDELITY ASSURANCE COMPANY
         2000 Classen Blvd Oklahoma City, Oklahoma 73106
                  PROPOSED ANNUITANT INFORMATION

Last Name  (maiden name)  First Name     Full Middle Name          Suffix
------------------------------------------------------------------------------

Age  Date of Birth   Sex  Soc Sec Number Requested Eff Date Date of Employment
     Mo Day Yr      M [] F []             Mo Day Yr            Mo Day Yr
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Number and Street             Work Phone#           Home Phone
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City                          State                    Zip
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Employer            MCP#       Salary $            Occupation
                           Annual [] Monthly []
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Do you now have or have you ever had any other coverage with us?  Yes [] No []
If so, write the existing Customer Number in the box in the upper right corner.
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PLAN INFORMATION:
Choose One Plan:

Tax Qualified Plans
[]   403(b) Salary Reduction
[]   403(b) Transfer/Rollover
[]   403(b) Employer Contribution
[]   IRA
[]   Spousal IRA
[]   IRA Transfer/Rollover
[]   SEP/IRA
[]   SEP/IRA Transfer/Rollover


Non-Tax Qualified Plans
[]   After-Tax Annuity (ATA)
[]   ATA-1035 Exchange
[]
-------------------------------------------------------------------------------

Payment Allocation:
[]   New                           Amounts shown below should
[]   Increase                      reflect the new total payment
[]   Decrease                      after any increase/decrease.
[]   Fixed Annuity (select one)

          []   Standard       []   HIO Rider

                                                  $
Variable Annuity-qualified plans
only (Complete Supplement)                        $

                                   TOTAL PAYMENT  $

                              Payment Frequency:

------------------------------------------------------------------------------

Billing Method
[]   List Bill
     Payor #
[]   Direct Bill
[]   Bank Draft

Name on Bill:
[]   Annuitant
[]   Owner

-------------------------------------------------------------------------------
FOR OFFICE USE ONLY


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Will this contract, if issued, replace any insurance or annuity contract now in force?
[]   Yes       []   No

If "Yes", please give the name of the company and the policy number.
-------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS:

                           BENEFICIARY

Primary   First Name          Full Middle Name         Last Name


Suffix                   Relationship to Annuitant

Secondary
-------------------------------------------------------------------------------
                          CONTRACT OWNER
             (complete only if other than Annuitant)

First Name          Full Middle Name              Last Name

Suffix              Social Security or Tax ID Number(s)

Number and Street             City           State     Zip

-------------------------------------------------------------------------------

Agent Statement: To the best of my knowledge the contract applied
for does []    does not []    replace any existing insurance or
annuity contract.


SIGNATURE OF WITNESS                    Signed At
(licensed resident agent
  where required by law)                Date Signed

Agent #
                                        SIGNATURE OF OWNER

                             ANNUITY
                           APPLICATION

               AMERICAN FIDELITY ASSURANCE COMPANY
         2000 Classen Blvd Oklahoma City, Oklahoma 73106
                  PROPOSED ANNUITANT INFORMATION

Last Name                (maiden name)            First Name

Full Middle Name                   Suffix

Age       Date of Birth            Sex       Soc Sec Number
          Mo Day Yr

Requested Eff Date            Date of Employment
Mo Day Yr      M [] F []      Mo Day Yr

Number and Street             Work Phone#           Home Phone

City                State                    Zip

Employer            MCP       Salary $            Occupation
                         Annual [] Monthly []
-----------------------------------------------------------------

Do you now have or have you ever had any other coverage with us?
If so, write the existing Customer Number in the box in the upper
right comer.        Yes[]     No[]
-----------------------------------------------------------------
PLAN INFORMATION:
Choose One Plan:

Tax Qualified Plans
[]   403(b) Salary Reduction
[]   403(b) Transfer/Rollover
[]   403(b) Employer Contribution
[]   IRA
[]   Spousal IRA
[]   IRA Transfer/Rollover
[]   SEP/IRA
[]   SEP/IRA Transfer/Rollover


Non-Tax Qualified Plans
[]   After-Tax Annuity (ATA)
[]   ATA-1035 Exchange
[]
-----------------------------------------------------------------

Payment Allocation:
[]   New                           Amounts shown below should
[]   Increase                      reflect the new total payment
[]   Decrease                      after any increase/decrease.
[]   Fixed Annuity (select one)

          []   Standard       []   HIO Rider

                                                  $
[]   Variable Annuity Fund A
     qualified plans only                         $
     (Complete Form #ASI-34)

[]   AFAdvantage Variable Annuity                 $
     (Complete Form #ASI-35)

                                   TOTAL PAYMENT  $

                              Payment Frequency:

-----------------------------------------------------------------

Billing Method
[]   List Bill
     Payor #
[]   Direct Bill
[]   Bank Draft

Name on Bill:
[]   Annuitant
[]   Owner

-----------------------------------------------------------------
FOR OFFICE USE ONLY


-----------------------------------------------------------------

Does this contract, if issued, replace any insurance or annuity contract now in force?
[]   Yes       []   No

If "Yes", please give the name of the company and the policy number.
-----------------------------------------------------------------
SPECIAL INSTRUCTIONS:

                           BENEFICIARY

Primary   First Name          Full Middle Name         Last Name


Suffix                   Relationship to Annuitant

Secondary
-----------------------------------------------------------------
                          CONTRACT OWNER
             (complete only if other than Annuitant)

First Name          Full Middle Name              Last Name

Suffix              Social Security or Tax ID Number(s)

Number and Street             City           State     Zip

-----------------------------------------------------------------

Agent Statement: To the best of my knowledge the contract applied
for does []    does not []    replace any existing insurance or
annuity policy. In the event a Variable Annuity is selected, this application is not complete without the appropriate
Application Supplement.


SIGNATURE OF WITNESS                    Signed At
(licensed resident agent
  where required by law)                Date Signed

Agent #
                                        SIGNATURE OF OWNER

                                        SIGNATURE OF JOINT OWNER
                                         (If Applicable)